Exhibit 99.1

Corporate Presentation March 2021

Disclaimer This presentation contains forward - looking statements within the meaning of the Private Securities Litigation Reform Act with respect to the outlook for expectations for future financial or business performance, strategies, expectations and goals . Forward - looking statements are subject to numerous assumptions, risks and uncertainties, which change over time . Forward - looking statements speak only as of the date they are made, and no duty to update forward - looking statements is assumed . Actual results could differ materially from those currently anticipated due to a number of factors . Such factors, among others, could have a material adverse effect upon our business, results of operations and financial condition . Additional information about the factors and risks that could affect our business, financial condition and results of operations, are contained in our filings with the U . S . Securities and Exchange Commission, including, but not limited to, our Annual Reports on Form 10 - K and our Quarterly Reports on Form 10 - Q, which are available at www . sec . gov . 2

3 • EVOMELA ® launched in China − Strong growth in sales, with 2020 full - year projected revenue of $ 15 million* and project 50% + growth in 2021 • Initiating regulatory submission and registration studies in China for Thiotepa in 2021 • CNCT 19 : CD 19 CAR - T Cell Therapy − Granted Breakthrough Therapy Designation and on track for 2021 year end China NDA submission • BI - 1206 : Checkpoint Inhibitor Targeting Fc γ RIIB − Phase 1 trial 6 responders (including 2 CR) out of 9 evaluable Non - Hodgkin’s Lymphoma (“NHL”) patients • CID - 103 : Anti - CD 38 mAb − Phase 1 trial site initiation in Q 1 2021 • CB - 5339 : Novel Target VCP/p 97 small molecule inhibitor − Potential for use in broad range of hematologic malignancies and solid tumors − Two active Phase 1 trials in dose escalation CASI - Highlights * The Company’s full year 2020 revenues are preliminary and are subject to the completion of the Company’s 2020 audit. Comple te full year 2020 financial results will be reported in March.

CB - 5339 VCP/P97 Inhibitor Partner: Cleave Therapeutics 4

Novel target - VCP/p97 • VCP is a AAA ATPase enzyme that extracts and unfolds proteins, essential for cancer cell survival • Disruption of DNA damage response and protein homeostasis pathways drive cancer cells to apoptosis • Cancer cells differentially sensitive Lead Product - CB - 5339 • A 2nd generation small molecule inhibitor of VCP/p97 with biochemical potency of 9 nM • ATP - competitive and binds primarily to the D2 ATPase domain of VCP/p97 • Potential for use in broad range of hematologic malignancies and solid tumors • Two active Phase 1 trials in dose escalation • AML/MDS trial sponsored by Cleave Therapeutics • Solid tumors/advanced lymphomas trial sponsored by National Cancer Institute ATP / Inhibitor Binding Sites CB - 5339 - Clinical Stage Asset Inhibiting Novel Target VCP/p97

Misfolded Protein Target for CB - 5083/CB - 5339 Target for Bortezomib and Carfilzomib VCP/p97 Aberrant protein synthesis Endoplasmic Reticulum (ER) Lumen Cytoplasm Proteins Degraded mRNA Poly - Ub Chain Anderson et al. 2015. Cancer Cell Endoplasmic Reticulum Association Degradation (ERAD) • Critical to protein homeostasis • Extraction of proteins for proteasomal degradation • Inhibition causes irresolvable proteotoxic stress driving cancer cell death in solid tumors and MM indications • Potential to combine well with multiple myeloma agents and others in the unfolded protein response VCP/p97 Inhibition Plays a Key Role Regulating Protein Degradation and Drives Cytotoxic Buildup of Proteins in the Endoplasmic Reticulum 6

Evolving Understanding - Unique Role for VCP/p97 in the DNA Damage Response (DDR) With Exquisite AML Sensitivity


VCP
DNA Damage Response
Chromatin Remodeling

- DNA damaging agents, such as 7+3, are standard of care in AML – but patients develop resistance due to upregulation of DNA damage response proteins[1]
- VCP/p97 plays a key role in this response - involved in chromatin remodeling as well as extraction / turnover of DDR proteins[2-4]
- Impairment of VCP/p97 activity induces chromatin stress, reduces double strand break (DSB) repair and cell survival after ionizing radiation2
- Mechanistic studies validate VCP/p97 role in DNA damage repair in AML and translates to efficacy in vivo and in vitro5
- VCP/p97 activity crucial for regulation of RNF8 at DSBs, which is critical for 53BP1 recruitment to DNA damage6

[1]*Bao et al., 2006, Oliver et al., 2010, Bobolo et al., 2012,* [2]Torrecilla et al. 2016. Phil. Trans. R. Soc. Biol; van den Boom et al 2016. Molecular Cell; [3]Vaz et al. 2013. Front. Genet. [4]Acs et al. 2011. Nat Struc Mol Biol; [5]Benajiba et al. 2017. Blood 130:880; http://www.bloodjournal.org/content/130/Suppl_1/880, Benajiba et al. ASH 2020, [6]Singh et al. 2019. EMBO Journal.

7

CASI Pharmaceuticals

VCP/p97 is an Attractive Broad Oncology Target



Cytotoxic Activity Across Broad Panels of Cancer Cell Lines
100 nM – 1 µM
72 hrs CB-5339 EC50 (µM)
10
1
0.1
0.01
138 Cancer Cell Lines

- Cleave's agent, CB-5339, has impressive efficacy across a broad panel of cancer cell lines with IC_{50}s in the sub-100nM for the most sensitive lines
- Hematologic malignancies such as AML and multiple myeloma rank as some of the most sensitive across multiple experiments
- Solid tumors with high levels of protein turnover such as pancreatic and neuroendocrine also have high sensitivity

8
Wellcome Sanger Institute Cancer Dependency Map Project; Behan et al Nature 2019; Cleave internal data

Cleave CB-5339 Phase 1 Study Focused on AML/MDS

Open to R/R AML/MDS and Myeloid Malignancies


Accelerated Titration
3 + 3 Escalation
Monotherapy Dose Expansion R/R AML at RP2D
Combination R/R AML at RP2D
Monotherapy Dose Expansion Int./Higher Risk MDS
Combination Int./Higher Risk MDS

- CB-5339 dosed orally QD on days 1-4 each week
- 28-day cycles and DLT window
- Intrapatient escalation permitted
- Study open at sites in the US and Australia

- Favorable safety profile to date through multiple dose escalation cohorts
  - Data to date supports achieving therapeutic exposure without the off target visual toxicity that halted development of Cleave's first-generation VCP/p97 inhibitor (CB-5083)

9

CASI Pharmaceuticals

CAD / DDR Disruption DNA Damage Accumulation Genotoxic Stress VCP Inhibition Cellular Apoptosis CB - 5339 demonstrates strong activity in AML cell lines • VCP/p97 has an emerging role in chromatin associated degradation and the DNA damage response (DDR) that can be leveraged to drive genomic stress and cytotoxicity in cancer. Scientific Rationale for CB - 5339 in Acute Myeloid Leukemia 10

Clinical Assets

U.S. FDA-Approved Products In-Licensed for Greater China Region

	Indication	In-Licensed	CTA Filing & Review		Phase 2 Registration Trial	NDA Filing & Review
EVOMELA	Multiple Myeloma	Licensed and Commercially Available in China				

China Developed Innovative Cell Therapy with Co-Commercialization Rights

	Indication	Pre-Clinical	CTA Filing & Review	Phase 1	Phase 2 Registration Trial	NDA Filing & Review
CNTC19 (Autologous anti-CD19 T-cell therapy)[1]	Non-Hodgkin's Lymphoma					
	Acute Lymphoblastic Leukemia ("ALL")					

Investigational Innovative Drug Candidate In-Licensed for Greater China Region

	Indication		IND / IMDP	Phase 1	Phase 2	Phase 3
BI-1206 (anti-FcγRIIB antibody)	Non-Hodgkin's Lymphoma[2]					
	Solid Tumors[3]					

Investigational Innovative Drug Candidate In-Licensed for Greater China Region

	Indication	Pre-Clinical	IND / IMDP	Phase 1	Phase 2	Phase 3
CB-5339 (VCP/P97 Inhibitor)	AML/MDS[4]					
	Solid Tumors[5]					

Investigational Innovative Drug Candidate with Global IP and Commercial Rights

	Indication	Pre-Clinical	IND / IMDP	Phase 1	Phase 2	Phase 3
CID-103 (Anti-CD 38 mAb)	Multiple Myeloma					

(1) Clinical development is the responsibility of Juventas Cell Therapy Ltd. (2) In combination with rituximab. Trial conducted by BioInvent. (3) In combination with pembrolizumab. Trial conducted by BioInvent. (4) Trial conducted by Cleave Therapeutics. (5) Trial conducted by National Cancer Institute.

11

CASI Pharmaceuticals

Thank You